                                                                    EXHIBIT 99.3


                            PURCHASE OPTION AGREEMENT


                  THIS PURCHASE OPTION AGREEMENT (this "Agreement"), is made as of November 11, 2002, by and among (x) Personnel Group of America, Inc. (the "Company") and the undersigned holders (collectively, the "Noteholders") of the 5-3/4% Convertible Subordinated Notes, due 2004, of the Company (the Company and the Noteholders, collectively, the "Optionees") and (y) the undersigned original lenders (the "Senior Lenders") and agent (the "Senior Agent") under Amendment No. 4 dated as of February 8, 2002 to the Amended and Restated Credit Agreement, dated as of June 23, 1997 (as amended, the "Existing Senior Credit Facility"), between the Company, Bank of America, N. A. as Agent, and the Lenders as defined therein. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Existing Senior Credit Facility.

                              W I T N E S S E T H :

                  WHEREAS, the Senior Lenders desire to grant to the Optionees a Purchase Option (as hereinafter defined);

                  NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

         1.       Grant of the Purchase Option.

         Each of the Senior Lenders hereby irrevocably grants to the Optionees the right to purchase (each, a "Purchase Option"), at the option of such Optionees and on the terms and subject to the conditions hereinafter set forth, all of such Senior Lender's rights and obligations arising under the Existing Senior Credit Facility, exclusive only of its obligations to fund any drawings with respect to any Letters of Credit (the "Optioned Rights") held or otherwise beneficially owned by such Senior Lender as of the date of exercise. The Optionees may exercise the Purchase Option in accordance with the provisions of this Agreement at any time beginning on the Payment Date (as defined below) and ending at 5:00 p.m. (New York time) on June 30, 2003 (the "Expiration Date"). The exercise price of each of the Purchase Options shall be 75% of the face amount of each Senior Lender's pro rata share of the funded Loans (excluding outstanding but undrawn Letters of Credit) according to the records of the Senior Agent (the "Exercise Price").

         As used in this Agreement, the term "Payment Date" shall mean the date upon which the Company repays to the Senior Agent, for the ratable benefit of all of the Lenders (based on their respective Commitment Percentages) under the Existing Senior Credit Facility, in U.S. dollars, by wire transfer of immediately available funds, the $22 million (the "Repayment Amount") drawn by the Company on October 28, 2002. Failure of the Company to remit the Repayment Amount to the Senior Agent by 5:00 p.m. (New York time) on or before November 12, 2002 shall render this Agreement null and void. The Company hereby agrees that, as of November 12, 2002, the Committed Amount shall be reduced to $114,000,000 (the "Reduced Committed Amount"). By its execution of this Agreement, subject only to the execution of this Agreement by each of the Senior Lenders and the Noteholders, the Company hereby irrevocably provides the Senior Agent notice of the Company's election pursuant to Section 3.4 of the Existing Senior Credit Facility to reduce voluntarily the Committed Amount to the Reduced Committed Amount as of November 12, 2002. Each of the Lenders hereby waives the requirement under Section 3.4 of the Existing Senior Credit Facility that the Company provide five Business Days' notice of any such reduction.

         2.       Exercise of an Option; Payment.

                  (a) On the terms and subject to conditions of this Agreement, an Optionee may, at any time on or after the Payment Date and on or prior to the close of business on the Expiration Date, exercise all, but not less than all, of the Purchase Option with respect to all of the Senior Lenders by delivery of written notice to each respective Senior Lender. Any such notice shall state that such Optionee (the "Exercising Optionee") is electing to exercise the Purchase Option. For the avoidance of doubt, an Optionee shall not be permitted to exercise the Purchase Option with respect to any Senior Lender without simultaneously exercising the Purchase Option with respect to all of the Senior Lenders. The Exercising Optionee shall provide written notice to the other Optionees of its election to exercise the Purchase Option, such notice being delivered contemporaneously with the notice delivered to the Senior Lenders.

                  (b) Upon receipt of a notice of exercise pursuant to Section 2(a) above, the Company, the Senior Lenders and the Senior Agent shall take any and all actions as may be reasonably necessary or advisable to effect the valid and legally binding transfer and assignment to the Exercising Optionee of the Optioned Rights to which such Purchase Option relates, including, but not limited to, delivering or causing to be delivered any supplement, amendments, waivers or instruments of transfer under the Existing Senior Credit Facility and executing any customary trade claim purchase agreements to reflect the transfer of the Optioned Rights and, if appropriate, the admission of the Purchasing Optionee as a Lender under the Existing Senior Credit Facility with respect to the Optioned Rights so acquired.

         3.       The Option Closing

                  (a) Any closing of the purchase of the Optioned Rights hereunder (an "Option Closing") shall take place on the same business day that the conditions set forth below have been fulfilled or waived (except those that by their nature are to be satisfied or waived at the Option Closing, but subject to the fulfillment or waiver of such conditions) at 10:00 A.M., local time, at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, or at such other time and place as the parties hereto may agree (the "Option Closing Date").

                  (b) At the Option Closing, each Senior Lender will deliver to the Exercising Optionee satisfactory evidence that its Optioned Rights have been transferred, free and clear of any Encumbrances (as defined below). Each Senior Lender's execution and delivery of an Assignment and Acceptance Agreement, in the form specified in Schedule 11.3(b) of the Existing Senior Credit Facility, shall in all events constitute satisfactory evidence of such transfer. At the Option Closing, such Exercising Optionee will purchase such Optioned Rights from each Senior Lender by paying the Exercise Price to each Senior Lender in U.S. dollars, by wire transfer of immediately available funds.

                  (c) At the Option Closing, (i) the Company shall cause to be deposited with the Issuing Lender cash collateral in the amount equal to 105% of the outstanding face amount of any Letters of Credit, and (ii) upon the Issuing Lender's receipt of such cash collateral, the Lenders shall be released of their obligations under the Existing Senior Credit Facility with respect to funding draws on the Letters of Credit. The Issuing Lender shall hold such cash collateral, for the ratable benefit of the Lenders, in a segregated interest-bearing deposit account, to secure the LOC Obligations in respect of any drawings under all then outstanding Letters of Credit, the Letter of Credit Fees and the Issuing Lender fees. Upon any drawing under any Letter of Credit, the Issuing Lender shall be authorized to debit the cash collateral account in the full amount of such drawing plus the amount of any applicable commissions or other standard charges of the Issuing Lender in relation to such drawing. Upon the Company's full satisfaction of the LOC Obligations, in a manner and to the extent reasonably satisfactory to the Issuing Lender, the Issuing Lender shall remit to the Company the remaining balance in the cash collateral account.

                  (d) At Option Closing, the Senior Agent shall be deemed to have resigned as Agent pursuant to Section 10.9 of the Existing Senior Credit Facility. In accordance therewith, the Company and each of the Lenders waives the 30-day prior notice otherwise applicable to any such resignation.

                  (e) At the Option Closing, the Company shall issue to each of the Senior Lenders warrants (the "Senior Lender Warrants") entitling the Senior Lenders to purchase up to 3% of the common stock of the Company in the aggregate. The principal terms and conditions of Senior Lender Warrants are described on Exhibit "A" attached hereto and incorporated herein by reference. The Senior Lender Warrants shall be in such form and content, consistent with the terms described on Exhibit "A", as is reasonably satisfactory to the Company and the Senior Lenders.

                  (f) As used in this Agreement, the term "Encumbrances" shall mean any mortgages, pledges, liens, charges, encumbrances, security interests, options, rights of subscription or purchase or other restrictions or third party rights.

         4. Representations and Warranties of the Parties. Each of the parties represents and warrants to each of the other parties as of the date hereof and as of each Option Closing Date that:

                  (a) It is duly organized, validly existing and in good standing under the laws of the state or country of its organization and has the requisite power and authority to enter into this Agreement and perform the transactions contemplated hereby.

                  (b) The execution and delivery of this Agreement by it and the consummation by it of the transactions contemplated hereby have been duly authorized by it, and this Agreement has been duly executed and delivered by a duly authorized officer of it and constitutes a valid and binding obligation of it enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         5. Representations and Warranties of each of the Senior Lenders. Each of the Senior Lenders represents and warrants to each of the Optionees as of the date hereof and as of the Option Closing Date that:

                  (a) All of the Optioned Rights beneficially owned by it are set forth opposite its name on the signature page hereto and all such Optioned Rights shall be beneficially owned by it as of the Option Closing.

                  (b) The Optioned Rights, when sold by it pursuant to the exercise of a Purchase Option, will be free and clear of all Encumbrances.

         6.       Conditions

                  (a) Conditions to Parties' Obligations. The respective obligations of each party hereunder to effect the sale and transfer and/or purchase of the Optioned Rights upon exercise of the Purchase Option are subject to the satisfaction or waiver at or prior to the Option Closing of the condition that no court or governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Option Closing (collectively, an "Order"), and no governmental entity shall have instituted any proceeding seeking any such Order. In the event that the Company files a voluntary petition commencing a case under Title 11 of the United States Code, or in the event that an involuntary petition is filed against the Company under Section 303 of Title 11 of the United States Code which is not dismissed within 45 days after such petition is filed, the Purchase Option shall automatically terminate.

                  (b) Conditions to the Exercising Optionee's Obligations. The obligation of an Exercising Optionee to effect the purchase of the Optioned Rights upon exercise of the Purchase Option is subject to the satisfaction of or waiver by such Exercising Optionee at or prior to the Option Closing of the condition that the deliveries to be made to the Exercising Optionee at the Option Closing as contemplated by Sections 2(b) and 3(b) shall have been made.

                  (c) Conditions to a Senior Lender's Obligations. The obligation of each Senior Lender to effect the sale and transfer of its Optioned Rights upon exercise of the Purchase Option is subject to the satisfaction of the conditions that (i) the payments to be made to it at the Option Closing as contemplated by Section 3(b) shall have been made, (ii) the Senior Lender Warrants shall have been issued and delivered to the Senior Lenders as contemplated by Section 3(e), and
         (iii) the Company shall have deposited with the Issuing Lender cash collateral for the LOC Obligations as required by Section 3(c).

         7. Proposed Restructuring; Company Agreement; Forebearance; Public Announcement.

         (a) The Optionees agree that they shall use all reasonable efforts to consummate the Proposed Restructuring substantially as defined and described in, and on the timelines contemplated by, the attached Exhibit "B" (Form of Agreement in Principle).

         (b) The Company agrees with the Noteholders that it shall not exercise the Purchase Option without the written consent of the Noteholders. Until this Agreement is terminated pursuant to Section 8, the Senior Lenders may not sell or assign their respective Optioned Rights, including without limitation their respective interests in the Loans, to (i) the Noteholders or any Affiliate or agent for any of the Noteholders, or (ii) any other Person unless such Person, in each instance, has executed an agreement, in form and content reasonably satisfactory to the Optionees, unconditionally agreeing to be bound by the terms of this Agreement.

         (c) Subject to the occurrence of the Payment Date, each of the Senior Lenders and the Noteholders, in their capacity as Lenders under the Existing Senior Credit Facility, and the Company, hereby agree that the Existing Senior Credit Agreement shall be amended in the following respects:

                  (i) Subclause (E) in the definition of "Consolidated EBITDA" shall be amended to read in its entirety as follows: "(E) for any period during the Borrower's fiscal year 2002 and beyond, Restructuring Charges taken by the Borrower and its Subsidiaries (but in no event shall all of the add-backs pursuant to this clause (E) exceed $5,000,000 (plus the amount of any Restructuring Charges consisting of (x) expenses that may be incurred in connection with the hiring of investment advisers to address the Borrower's capital structure and (y) other fees and expenses not to exceed $5,000,000 in the aggregate incurred by the Borrower after September 30, 2002 in connection with any financial restructuring transaction)). . ."

                  (ii) Section 7.8 shall be amended to read in its entirety as:
         "The Borrower will, and will cause each of its subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements or other debt instruments to which it is a party or by which it is bound; provided, however, that to the extent the Borrower is not in compliance with the Subordinated Note Documents due to the de-listing of the Borrower's stock or any related Repurchase Event, such non-compliance shall be deemed not to constitute a violation of this Section 7.8."

                  (iii) Section 7.11 shall be amended to provide that, from the Payment Date through the Expiration Date, the financial covenants measured by Sections 7.11(a), (b), (c) and (d) shall be waived, and
         Section 7.11(e) shall be amended to read in its entirety as: "Minimum Rolling Consolidated EBITDA. Consolidated EBITDA, calculated monthly on a three-month rolling basis, shall not be less the amount shown below:

             FISCAL MONTH ENDING NEAREST               MINIMUM 3-MONTH ROLLING
                                                       CONSOLIDATED EBITDA
             --------------------------                ------------------------
             November 30, 2002                         $3,449,000
             --------------------------                ------------------------
             December 31, 2002                         $2,851,000
             --------------------------                ------------------------
             January 31, 2003                          $2,029,000
             --------------------------                ------------------------
             February 28, 2003                         $1,771,000
             --------------------------                ------------------------
             March 31, 2003                            $2,737,000
             --------------------------                ------------------------
             April 30, 2003                            $2,997,000
             --------------------------                ------------------------
             May 31, 2003                              $3,713,000
             --------------------------                ------------------------
             June 30, 2003                             $3,679,000
             --------------------------                ------------------------


                  (iv) Section 9.1(g)(i) shall be amended to read in its entirety as follows: "The Borrower or any of its Subsidiaries shall default in the performance or observance (beyond the applicable grace period with respect thereto, if any) or any material obligation or condition of any contract or lease material to the Borrower and its Subsidiaries taken as a whole; provided, however, that to the extent the Borrower is not in compliance with the Subordinated Note Documents due to the de-listing of the Borrower's stock or any related Repurchase Event, such non-compliance, default or non-performance shall be deemed not to constitute a Default or Event of Default hereunder; or".


                  (v) Section 9.1(k) shall be amended to read in its entirety as follows: "Subordinated Note Indentures. (i) There shall occur and be continuing any Event of Default or Repurchase Event under, and in each case, as defined in the Subordinated Note Indenture, and the Subordinated Noteholders have caused the Subordinated Indebtedness to be accelerated and such acceleration is not rescinded within 30 days, or (ii) any of the Borrower's Obligations for any reason shall cease to be "Senior Indebtedness" under and as defined in the Subordinated Note Indenture; or".

         The Company, the Senior Lenders, and the Noteholders in their capacity as Lenders shall, if requested by the Senior Agent, execute a form of amendment to the Existing Senior Credit Facility to incorporate formally these modifications to the Existing Senior Credit Facility.

         (d) The Company will consult with the representative of the other parties before issuing any press release or making any filing with respect to the initial announcement of this Agreement and shall not issue any such press release or make any such filing prior to such consultation except as may be required by law.



         8. Termination; Survival. This Agreement, other than Sections 4, 5, 7(c), and 8-16, shall automatically and without notice terminate and become null and void on the earliest of (a) the consummation of all of the Option Closings,
(b) the failure of the Payment Date to occur prior to 5:00 p.m. on November 12, 2002, and (c) the close of business on the Expiration Date; provided that, if the Purchase Option cannot be exercised or the Optioned Rights cannot be delivered upon such exercise by reason of any applicable judgment, decree or order or because the condition relating thereto has not yet been satisfied, the Expiration Date of the Purchase Option shall be extended until ten days after such impediment to exercise has been removed but in no event beyond 30 days after the original Expiration Date. Upon the consummation of an Option Closing, all obligations and all rights of the relevant Exercising Optionee and the Senior Lenders under this Agreement, other than those set forth in Sections 4, 5, 7(c) and 8-16, shall automatically and without notice terminate and be of no effect and shall not survive the Option Closing. Notwithstanding any other term or provision hereof, the reduction of the Committed Amount to the Reduced Committed Amount pursuant to Section 1(d) shall be permanent and irrevocable, and the termination of this Agreement for any reason whatsoever shall not result in any increase in the Committed Amount above the Reduced Committed Amount.

         9. Governing Law. This Agreement and any rights arising hereunder shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of law thereof.

         10. Successors and Assigns; Third-Party Beneficiaries. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective successors and permitted assigns of the parties hereto. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights, remedies or obligations under or by reason of this Agreement.

         11. Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each Optionee and each Senior Lender, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         12. Further Assurances. Each party agrees that it will cure promptly any defects in the execution and delivery of this Agreement and will promptly execute and deliver to each of the Senior Lenders and Optionees upon the reasonable request of each of such party all such other documents, agreements and instruments, and will take any and all other reasonable actions, to comply with or accomplish the covenants and agreements in this Agreement, or to further evidence and more fully describe the Purchase Option granted herein, or to make any recordings, to file any notices or obtain any consents, all as may be reasonably necessary or appropriate in connection therewith. The provisions of this Section shall survive the exercise of any or all of the Purchase Options.

         13. Notices. Any notice, demand or document that either party is required or may desire to give hereunder shall be in writing and given by messenger, telex, telecopier or other electronic transmission, or United States registered or certified mail, postage prepaid, return receipt requested, addressed to such party as follows:

                          if to the Senior Agent:

                          to:

                          Bank of America, N.A. as Agent
                          100 North Tryon Street, 22nd Floor
                          Charlotte, North Carolina  28255
                          Attention:  Leonard Norman
                          Telecopier:  (704) 386-7515


                  (i)      if to a Senior Lender:

                           to:
                           HBV LLC
                           200 Park Avenue, Suite 3300
                           New York, NY  10166
                           Attention:  George Komonos
                           Telecopier:   (212) 808-3955
                           to:
                           Banque Paribas
                           787 7th Avenue
                           New York, New York  10019
                           Attention:  Duane Helkowski
                           Telecopier:  (212) 841-3830

                           to:
                           Bank One, N.A.
                           1 Bank One Plaza
                           Mail Suite 1LI-0631
                           Chicago, Illinois  60670
                           Attention:  Phil Martin
                           Telecopier:  (312) 732-1775


                  In each case with a copy to the Senior Agent.

                  (ii)     if to the Company:

                           Personnel Group of America, Inc.
                           2709 Water Ridge Parkway, 2nd Floor
                           Charlotte, North Carolina  28217-4538
                           Attention:  Ken Bramlett, Jr.
                           Telecopier:  (704) 442-5137


                  with a copy to:

                           Robonson, Bradshaw & Hinson, P.A.
                           101 North Tryon Street, Suite 1900
                           Charlotte, North Carolina  28246
                           Attention:  Peter C. Buck
                           Telecopier:  704-373-3936

                  (iii)    if to any Noteholder:
                           to:
                           MatlinPatterson Global Advisers LLC
                           520 Madison Avenue
                           New York, New York  10022-4213
                           Attention:  Chris Pechock
                           Telecopier:  (212)  651-4010

                           and to:
                           Inland Partners, L.P. and Links Partners L.P. c/o Elias J. Sabo
                           The Compass Group
                           2 Park Plaza, Suite 1020
                           Irving CA  92614
                           Telecopier:  (949) 296-2407

                           with a copy in each case to:

                           Stroock & Stroock & Lavan
                           180 Maiden Lane
                           New York, New York  10038
                           Attention:  Mark E. Palmer, Esq.
                           Telecopier:  212-806-6006

                           and to:

                           I. Joseph Massoud
                           The Compass Group
                           61 Wilton Road, Second Floor
                           Westport, CT  06880
                           Telecopier:  (203) 221-8253

or at such other address as either party shall have furnished to the other by notice given in accordance with this provision. Any notice delivered or made by messenger, telex, telescope, or United States mail shall be deemed to be given on the date of actual delivery as shown by messenger receipt, the addressee's telex confirmation, the addressor's telescope machine confirmation or other verifiable electronic receipt, or the registry or certification receipt.

         14. Expenses. Each party hereto shall pay its own expenses incurred in connection with this Agreement; provided that the Company shall pay or cause to be paid any fees, expenses or transfer taxes relating to or arising out of the consummation of an Option Closing; provided further, the Company shall pay all expenses of the Senior Agent (including, without limitation, reasonable legal and other professional fees) in connection with the negotiation and execution of this Agreement as required by Section 11.5 of the Existing Senior Credit Facility.

         15. Severability; Counterparts. Should any provision of this Agreement be held by a court of competent jurisdiction to be unenforceable or invalid for any reason, the remaining provisions of this Agreement shall not be affected by such holding and shall continue in full force in accordance with their terms. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

         16. Specific Performance. Each of the parties hereto acknowledges that if it fails to perform any of its obligations under this Agreement immediate and irreparable harm or injury would be caused to the other parties hereto for which money damages would not be an adequate remedy and that, in such event, the party seeking to enforce obligations hereunder shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, if any party hereto should institute an action or proceeding seeking specific enforcement of the provisions hereof, each of the other parties hereto hereby waives the claim or defense that such instituting party has an adequate remedy at law and hereby agrees not to assert in any such action proceeding the claim or defense that such a remedy at law exists. The parties further agree to waive any requirements for the securing or posting of any bond in connection with obtaining any such equitable relief.

         17. Exercise of Option by Company. In the event that the Company is the Exercising Optionee in accordance with the terms hereof, then the Noteholders, in their capacities as Lenders under the Existing Senior Credit Facility, acknowledge and agree that they have no right or claim whatsoever to share in the payment of the Exercise Price to any of the Senior Lenders.











                [Remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed and delivered as of the date first above written.


                                       Senior Lenders and Senior Agent:

                                       BANK OF AMERICA,  N.A. AS ADMINISTRATOR
                                       AGENT AND AS A SENIOR LENDER

                                       By: /s/ H. Leonard Norman
                                           ------------------------------------
                                           Name: Len Norman
                                           Title: Managing Director

                                           Existing Senior Credit
                                           Facility: 27.50%

                                       BNP PARIBAS


                                       By: /s/ Frances J. DeLaney
                                           ------------------------------------
                                           Name: Frances J. DeLaney
                                           Title:  Director

                                       By: /s/ Duane Helkowski
                                           ------------------------------------
                                           Name: Duane Helkowski
                                           Title: Director

                                           Existing Senior Credit
                                           Facility:  10.00%

                                       BANK ONE, N.A.


                                       By: /s/ Diane M. Stark
                                           ------------------------------------
                                           Name:  Diane M. Stark
                                           Title: First Vice President

                                           Existing Senior Credit
                                           Facility: 10.00%

                                       HBV LLC


                                       By: /s/ George J. Komonos
                                           ------------------------------------
                                           Name:  George Komonos
                                           Title: Portfolio Manager

                                           Existing Senior Credit
                                           Facility: 10.00%

                                Noteholders:

                                INLAND PARTNERS, L.P.

                                        By: /s/ Elias J. Sabo
                                            ------------------------------------
                                            Name:  Elias J. Sabo
                                            Title: Attorney-in-Fact



                                LINKS PARTNERS, L.P.

                                        By: /s/ Elias J. Sabo
                                            ------------------------------------
                                            Name:  Elias J. Sabo
                                            Title: Attorney-in-Fact



                                MATLINPATTERSON GLOBAL
                                OPPORTUNITIES PARTNERS L.P.

                                        By: MatlinPatterson Global Advisers LLC,
                                            its Investment Manager, by:

                                        By: /s/ Donna Alderman
                                            ------------------------------------
                                            Name:  Donna Alderman
                                            Title: Authorized Officer



                                 COMPANY:


                                 PERSONNEL GROUP OF AMERICA, INC.

                                        By: /s/ Larry L. Enterline
                                            ------------------------------------
                                            Name:  Larry L. Enterline
                                            Title: Chief Executive Officer

                                   EXHIBIT "A"


                    PRINCIPAL TERMS OF SENIOR LENDER WARRANTS



HOLDERS:                   Senior Lenders

SECURITIES:                Warrants to purchase shares of Common Stock

EXERCISE PRICE:            The Senior Lender Warrants shall be exercisable at
                           price per share assuming aggregate post-exercise equity value on the issue date of $60 million.

EXERCISE:                  Each Senior Lender Warrant shall be exercisable
                           beginning on October 1, 2004; provided, that each Senior Lender Warrant shall be immediately exercisable upon a Change of Control or a sale of all or substantially all of the assets of the Company.

ADJUSTMENTS:               The number of shares to be received upon exercise and
                           the exercise price shall be subject to customary anti-dilution adjustments for dividends, distributions, stock splits and similar recapitalization transactions.

POST-EXERCISE
PERCENTAGE:                The Senior Lender Warrants will entitle the holders
                           to purchase in the aggregate Common Stock representing 3% of the Common Stock of the Borrower on a fully diluted basis as of the issue date of the Senior Lender Warrants.

TERM: Each Warrant will expire ten years from the date of issuance.

TRANSFER
RESTRICTIONS:              The Senior Lender Warrants may be transferred in
                           whole or in part, but not in fractional amounts.

VOTING RIGHTS:             The Senior Lender Warrants will contain no voting
                           or similar rights. Any amendment to the warrant agreement for the Senior Lender Warrants may be approved by the holders of a majority of shares issuable upon exercise of the Senior Lender Warrants.

SUCCESSORS:                Any successor of the Borrower shall succeed to all
                           rights and obligations of the Borrower under the Senior Lender Warrants.